May 2019 Inflammasome Program Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings made with the Securities and Exchange Commission from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Highlights of Conatus Approach Like inflammasome intervention, caspase 1 inhibition is a small molecule strategy to block the formation of IL-1b Additional benefits include IL-18 inhibition, gasdermin D inhibition, and a decrease in inflammation driven cell death (pyroptosis) vs. IL-1b blocking agents Multiple routes of administration possible (oral, inhaled, topical, ophthalmic, etc.) Conatus has developed a portfolio of novel, potent, orally bioavailable, highly selective inhibitors of caspase 1 Demonstrated functional activity and selectivity in animal models Active in animal models of NLRP3 driven inflammation Potency similar to NLRP3 reference standard (MCC950) Lead compound CTS-2090 selected to advance toward clinical development IND-enabling studies in progress, projecting initial clinical trial 1H2020

IL-1β Blocking Agents: Set the Stage for Next Generation Products

- Multiple approved biologic agents that block IL-1β
  - Canakinumab (Ilaris®) **monoclonal antibody targeted at IL-1β**
  - Anakinra (Kineret®) **interleukin-1 receptor antagonist**
  - Rilonacept (Arcalyst®) **IL-1 Trap**
- Global sales of over $700 million in 2018
- Approved rare disease indications include Cryopyrin-Associated Periodic Syndromes, Familial Cold Autoinflammatory Syndrome, Muckle-Wells, Twin Anemia Polycythemia Sequence, Hyper-IgD Syndrome, Familial Mediterranean Fever

Conatus Pharmaceuticals
Inflammasome Program
May 2019 | 4

IL-1b: Driven by Multiple Inflammasomes Solberger G, et al. Innate Immun. 2014, p115-125.

Disease Areas Implicated in the Inflammasome Pathway

Therapeutic areas	Disease Conditions				
Autoinflammatory	Cryopyrin-Associated Periodic Syndromes	Muckle-Wells Syndrome	Schnitzler's Syndrome	Familial Mediterranean Fever	Macrophage Activation Syndrome
Gastroenterology	Crohn's	Ulcerative Colitis	IBD		
Rheumatology	Osteoarthritis	Rheumatoid Arthritis	Psoriatic Arthritis	Gout	
Oncology	NSCLC	Breast Cancer	Melanoma	Renal cell	Pancreatic
Hepatology	NASH	Autoimmune Hepatitis	PSC (POLT)	α-ATTD	Alcoholic Hep
Respiratory	Steroid Resistant Asthma	COPD	IPF	Acute Lung Injury	
Renal	Polycystic Kidney Disease	Lupus Nephritis	Acute Kidney Injury		
Dermatology	Behcet Disease	Inflammatory Acne	Plaque Psoriasis	Dermatitis	
Ophthalmology	Retinal Detachment	Macular Degeneration	Retinitis Pigmentosa		
CNS/neuroinflammatory	Multiple Sclerosis	Parkinson's Disease	Multiple System Atrophy	Epilepsy	Huntington's Disease
Cardiovascular/Metabolic	Atherosclerosis	Myocardial Infarction	Type 2 Diabetes		
Audiology	Age-related Hearing Loss	Drug-induced Hearing Loss			

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Inflammasome Program
May 2019 | 6

IL-1β Blocking Agents: Development Pathway Defined*

- Wide scope of clinical indications and therapeutic validation
- All agents given by injection (not orally active)
- Most recent success – Novartis, Ilaris® 2017: Canakinumab Anti-inflammatory Thrombosis Outcome Study (CANTOS)



IL-1 for bone marrow recovery
anakinra first use in rheumatoid arthritis
anakinra for AOSD SJIA, CAPS, HIDS, Schnitzler, FMF, PAPA, TRAPS, Behcet's, MAS SAPHO, pericarditis, secondary amyloidosis anakinra for gout
Ilaris®
canakinumab for gout
Arcalyst®
rilonacept for CAPS
anakinra approved for CAPS
anakinra in STEMI, heart failure
anakinra for dry eye disease
Canakinumab approved for TRAPS, HIDS, MKD, FMF
anakinra in pancreatic cancer trial (Ph1)
Gevokizumab** in colorectal, gastroesophageal, renal cell cancer trial (Ph1)
Kineret in hemorrhagic stroke trial (Ph2)
1991
1992
1993
1994
1998
2005
2007
2009
2010
2011-12
2013
2015
2018
anakinra Phase I
Kineret®
anakinra in sepsis trials
anakinra efficacy in rheumatoid arthritis
anakinra in Type 2 diabetes
anakinra for indolent myeloma
CANTOS Trial
Anti-IL-1β in Type 2 diabetes
canakinumab approved for SJIA
anakinra in acute MI trial (Ph3)
canakinumab + docetaxel
canakinumab + pembrolizumab in NSCLC trials (Ph3)

*Modified from Dinarello and van der Meer, Semin. Immunol, 2014. **NVS acquired gevokizumab from Xoma Aug 2017.

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Inflammasome Program
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The Future of IL-1β Blocking May Be in Cancer

Inflammasome Companies: Investor and Pharma Interest

- IFM TRE raised a $31mm Series A in 2018 from Atlas, Abingworth, and BMS. Acquisition by Novartis announced April 2019 for $310M upfront (Phase 1) and up to $1.6B total.
- Jecure Therapeutics raised a $30mm Series A from Versant in 2017. Acquired by Genentech in 2018 (pre-clinical).
- Inflazome closed a $17mm Series A in 2016 from Novartis Venture Fund and others. Recently closed a $46mm Series B to move compounds to POC. Investors included Forbion, Longitude, Novartis Venture Fund, and Fountain Healthcare Partners.
- NodThera closed a $40mm Series A in 2018 from Sofinnova Partners, 5am Ventures, F-Prime, and Epidarex. Advanced lead candidate into IND testing in April 2019 targeting NLRP3.

Conatus Pharmaceuticals
Inflammasome Program
May 2019 | 9

(Novartis) (Amgen) (Regeneron) Caspase 1 Inhibitors Caspase 1 Inhibitors Target Inflammasome Pathway at Optimal Intervention Point We believe a caspase 1 selective small molecule inhibitor can be a safe and efficacious agent for intervention in the inflammasome pathway Modified from Mangan M et al. Nature Reviews Drug Discovery, 2018 p. 588-606.

Caspase 1 Inhibition Improves Survival Better than Blocking IL-1β, IL-18 or Both

- Constitutively active NLRP3 (FCAS model) results in chronic activation of caspase 1
  - Leads to production of IL-1β and IL-18
  - Leads to pyroptotic cell death via gasdermin D cleavage
- Caspase 1 KO showed improved survival over IL-1β KO, IL-18 KO or both



100
75
50
25
0
Survival (%)
0
5
10
15
20
25
30
Days elapsed
FCAS Casp1-/-
FCAS Il1r-/- Il18-/-
Il1r-/- Il18-/-
FCAS Il18-/-
FCAS Il1r-/-

Mimics a caspase 1 inhibitor

Brydges SD, Broderick L, McGeough MD, Pena CA, Mueller JL, Hoffman HM. Divergence of IL-1, IL-18, and cell death in NLRP3 inflammasomopathies. J Clin Invest 2013;123:4695-4705.

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Inflammasome Program
May 2019 | 11

Targeting IL-1b and Inflammation via Caspase 1 Inhibition IL-1b is a validated inflammatory target – high interest in the pathway NLRP3 Caspase 1 IL-1β Pro caspase 1 Pro IL-1β Inflammation NLRP3 companies Biologic products (Novartis) (Amgen) (Regeneron) “Detector” senses stress signal “Master” inflammatory molecule “Effector” critical for IL-1b

CTS-2090 Bridging the gap between “Detector” and “Master”

Conatus’ Caspase 1 Inhibitor Portfolio Designed highly selective caspase 1 inhibitors Incorporated novel chemistry to remove activity against apoptotic caspases Maintained sub-nanomolar activity against caspase 1 Inhibits downstream IL-1b (a clinically validated target) Demonstrated functional activity and selectivity in cellular models High potency in cell models of NLRP3 driven inflammation Not active in cellular models of apoptosis Demonstration of functional activity and selectivity in animal models Active in animal models of NLRP3 driven inflammation Potency similar to NLRP3 reference standard (MCC950) Not active in a standard animal model of apoptosis

Conatus' Lead Caspase 1 Inhibitor: CTS-2090

- **Potency**
  - Sub-nanomolar IC_{50} against human caspase 1
  - Sub-micromolar IC_{50} in THP 1 cells
- **Selectivity**
  - Broad panel of receptors and enzymes: >100,000 fold selectivity over caspase 1
  - No anti-apoptotic activity in cells at 10μM: enzyme selectivity reflected in cell-based functional assay
  - No anti-apoptotic activity *in vivo* at 10mg/kg: cellular functional selectivity translates *in vivo*
- **Oral Bioavailability**
  - Good oral bioavailability: ~10-fold higher than benchmark pan-caspase inhibitor in rodents[1]
- **Tissue Distribution**
  - Highest in the colon, AUC liver ~ AUC plasma.
- ***In vivo* activity**
  - Pathway inhibition in multiple mouse models of inflammasome disease
    - Potency similar to standard reference NLRP3 inhibitor, MCC950

[1]Hoglen NC. Discovery of a First in Class Apoptotic Caspase Inhibitor Emricasan PF 03491390 IDN 6556. CRC Press 2009:211-224.

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Inflammasome Program
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CTS-2090: Enzymatic Potency and Selectivity CTS-2090 is a potent, selective and irreversible inhibitor of caspase 1 Additional analogs have similar potency Target: IDN-7314+ CTS-2090 Caspase 1 <5.08E-11 5.60E-11 Caspase 3 1.60E-09 *  Caspase 6 2.14E-08  * Caspase 7 4.63E-10  * CTS-2090: IC50 values against human caspases Dose response against human caspase 1: CTS-2090 and analogs + Reference pan-caspase inhibitor * No measurable inhibition at 1mM

CTS-2090: Potency and Selectivity Validated in Cell-based Functional Assays

- CTS-2090 is a potent inhibitor of LPS-stimulated NLRP3 driven IL-1β production in THP 1 cells
  - IC_{50} value similar to that of the reference pan-caspase inhibitor, IDN-7314
- CTS-2090 does not protect Jurkat cells from α-Fas – induced apoptosis (0% protection at 10μM)
  - Pan-caspase inhibitor IDN-7314 is protective with IC_{50} ~50nM (greater than 200-fold window of selectivity)
- Cellular profile confirms mechanistic potency and functional selectivity of CTS-2090



CTS-2090: IC50 ~ 350nM in THP 1 cell assay
IDN-7314: IC50 ~ 240nM in THP 1 cell assay
6000
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0
[hIL-1b](pg/ml)
10-9
10-8
10-7
10-6
10-5
10-4
Inhibitor (M)
CTS-2090
IDN-7314



CTS-2090 is inactive at 10μM in Jurkat cell assay
IDN-7314: IC50 ~ 50nM in Jurkat cell assay
125
100
75
50
25
0
% cell survival
IDN-7314
Z-VAD (50 uM)
CTS-2086
CTS-2087
CTS-2088
CTS-2089
CTS-2090
CTS-2091
CTS-2092
CTS-2093
CTS-2094
CTS-2095

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Inflammasome Program
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CTS-2090: Not Active in an Animal Model of Apoptosis In vivo activity is consistent with cellular and enzymatic selectivity profiles CTS-2090 does not protect against apoptosis induced by aFas in mice IDN-7314 is completely protective against aFas induced apoptosis in mice CTS-2090 (10 mg/Kg) and IDN-7314 (3 mg/Kg) were administered orally immediately prior to aFas Blood was collected 4.75h post-aFas and analyzed for levels of ALT (clinical marker of liver damage)

CTS-2090: Reduces IL-1b and IL-18 in an NLRP3 Driven Inflammasome Model CTS-2090 reduces IL-1b and IL-18 similar to MCC950 in an NLRP3 activation model of peritonitis CTS-2090 and MCC950 were administered i.p. 1 hour post-LPS injection At 2h post-LPS, ATP was administered and 30 min. later peritoneal lavage fluid was collected and analyzed for IL-1b and IL-18 (**** = p < 0.0001)

CTS-2090: Reduces IL-1b in the MSU Crystal-Induced Gout Model CTS-2090 (10mg/Kg) reduced IL-1b similar to MCC950 (40mg/Kg) CTS-2090 and MCC950 were administered i.p. 30 min. prior to MSU Peritoneal lavage fluid was collected 6h post-MSU injection and analyzed for IL-1b * * Percent reduction *

Intestine Liver tissue CTS-2090: Tissue Distribution and Metabolic Stability Good oral bioavailability: 45% in rodent Higher tissue distribution of parent molecule in colon than plasma or liver ~1:1 distribution plasma / liver Excellent metabolic stability in rodent tissue (liver and intestine)

CTS-2090: Reduces Disease Severity in the Rat TNBS Colitis Model CTS-2090 reduces TNBS-induced weight loss as effectively as prednisolone at day 7 Oral administration of CTS-2090 or Prednisolone initiated 1 day post-TNBS induced colitis and dosed for 6 days. Animal weights monitored daily

Autoinflammatory Diseases as Initial Clinical Target for CTS-2090

- Single-gene mutations that activate inflammasomes and result in IL-1β production
- Spectrum of diseases with variable organ system involvement, severity and age of onset
  - Cryopyrin-associated periodic syndromes (CAPS)
    - Familial cold urticaria syndrome or familial cold autoinflammatory syndrome (FCAS)
    - Muckle-Wells syndrome (MWS)
    - Neonatal-onset multisystemic inflammatory disease (NOMID)/chronic infantile neurological cutaneous articular syndrome (CINCA)
  - Familial Mediterranean Fever (FMF)
  - Hyper-IgD syndrome
  - TRAPS (TNF receptor-associated periodic syndrome)
- Canakinumab, rilonacept and anakinra (anti-IL-1β therapies) proven to be highly efficacious but are injectable, expensive and have differing durations of action

Conatus Pharmaceuticals
Inflammasome Program
May 2019 | 23

Overview of CTS-2090 Development Plan


PK, Safety, Tolerability
Dose-finding
Proof of Concept
Phase 1, part A
Single-dose PK
Phase 1, part B
Multiple-dose PK
Phase 2a
Multiple-dose/endotoxin challenge study in normal volunteers
Phase 2 PoC
Autoinflammatory Diseases
Other Potential Indications
• IBD/Crohn's
• Gout flares
• Oncology

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Inflammasome Program
May 2019 | 24

Intellectual Property Two new composition of matter provisional patent applications filed Applications describe two broad and distinct non-overlapping chemical series of inhibitors Additional novel chemical classes have been identified. New provisional applications planned.

Highlights of Conatus Approach Like inflammasome intervention, caspase 1 inhibition is a small molecule strategy to block the formation of IL-1b Additional benefits include IL-18 inhibition, gasdermin D inhibition, and a decrease in inflammation driven cell death (pyroptosis) vs. IL-1b blocking agents Multiple routes of administration possible (oral, inhaled, topical, ophthalmic, etc.) Conatus has developed a portfolio of novel, potent, orally bioavailable, highly selective inhibitors of caspase 1 Demonstrated functional activity and selectivity in animal models Active in animal models of NLRP3 driven inflammation Potency similar to NLRP3 reference standard (MCC950) Lead compound CTS-2090 selected to advance toward clinical development IND-enabling studies in progress, projecting initial clinical trial 1H2020